Q4 and FY 2023 Investor Presentation February 27, 2024

Forward Looking Statements This presentation contains “forward-looking statements” regarding business strategies, market potential, future financial performance, and other matters. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These factors include those listed under “Risk Factors” in Part I, Item 1A of our Form 10-K for the fiscal year ended December 31, 2023, and other filings with the SEC. The forward-looking statements included in this document are made as of the date of this Press Release and, except pursuant to any obligations to disclose material information under the federal securities laws, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this Press Release. This presentation includes certain non-GAAP financial measures. Please refer to the reconciliation tables and definitions, which are in the appendix and are also available at sec.gov and at masterbrand.com. 2

MasterBrand Overview #1 North American residential cabinet manufacturer Key brands 1Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for a reconciliation of Adjusted EBITDA to Net Income, the calculation of Adjusted EBITDA margin and definitions. MasterBrand at a glance $2.7 billion 2023 Net sales ~65% Net sales to R&R 4,400+ Dealer network $383 million 2023 Adjusted EBITDA1 12,000+ Employees 20 Manufacturing facilities MasterBrand key financial metrics 3 $2.4 $2.5 $2.9 $3.3 $2.7 11% 12% 11% 13% 14% -1% 1% 3% 5% 7% 9% 11% 13% 15% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2019 2020 2021 2022 2023 Net Sales ($B) Adjusted EBITDA Margin1

The MasterBrand Story Building great experiences together O U R P U R P O S E How? Tools that enable us to: Lead through Lean Engage teams and foster problem-solving Align to Grow Deliver on the unique needs of each customer Tech Enabled Drive profitable growth and transform the way we work through digital, data, and analytics D E L I V E R E D T H R O U G H T H E M A S T E R B R A N D W A Y Build on our rich history by innovating how we work and what we offer to delight our customers O U R V I S I O N Make the team better Be bold Champion improvement O U R C U L T U R E 4 TODAY TOMORROW Industry Leader Largest distribution network Product & Brand Portfolio Unmatched by peers Operational Excellence At scale

ESG HIGHLIGHTS INTRODUCING MASTERBRAND CREATING A POSITIVE IMPACT ENVIRONMENTAL SOCIAL GOVERNANCE At MasterBrand, we have built a foundation of best practices for doing what is right for people and the environment. We believe that the high standards by which we conduct our business will help us to build on our strengths and continually improve how we measure and monitor our progress on our ESG-related initiatives. We follow sustainable wood sourcing practices We are committed to building an inclusive and diverse workforce We have sustained an OSHA recordable rate close to 1, less than 1/3 industry average Over 80% of our board has prior board experience Our top leadership has comprehensive oversight of our organization The people of MasterBrand make a difference every day in meaningful ways. From caring about each other to serving the communities in which we live, we are fostering a more sustainable world… The MasterBrand Way. At MasterBrand, we are proud of our 70-year heritage that has made us the number one North American residential cabinet manufacturer. We realize that with this status comes an even greater responsibility to do what is right for our stakeholders including customers, shareholders, dealers, supply chain partners, our team members and the communities in which we live and work. • We implement programs to recycle and repurpose our wood waste • 80% of our 2022 hardwood spend derived from supply originating in North America • We are a National Forest Foundation partner and Yellowstone Forever supporter • Our Always Aware safety program is focused on creating a Zero Injury culture • MasterBrand is a leader in employee safety • 44% female executive management team, 33% female board, and over 37% POC associates in the U.S. • We support employee resource groups, flexible work environments, DE&I training and robust wellness benefits • We have a separate Chairman and CEO structure • We maintain a Code of Business Conduct and Ethics and Supplier Code of Conduct • We have established a dedicated Nominating, Environmental, Social, and Governance Committee We follow comprehensive supplier audit process 5

Industry Leading Customer Base 6 50% 27% 13% 10% Dealer Retail: In Stock Retail: Semi-Custom Builder MasterBrand channel mix 50% Dealer: provide customer education, service and design consultation 27% In-stock retail: standard products with little customization 13% Semi-custom retail: common box but offer some customization 10% Builder: sold directly and highly levered to single-family housing starts MasterBrand has leadership in dealer channel... Source: MasterBrand estimates as of February 27, 2024 Overview of primary sales channels Dealer Channel Retailers / Home Center Channel Builder Channel Channel Size % of total $7.5bn ~61% $3.3bn ~27% $1.4bn ~12% Primary End Market Exposure R&R / New Home Construction R&R New Home Construction Customer Concentration Low (25,000+ Nationally) High (Top 3 represent ~60%) Medium (Growing trend of National Homebuilder Consolidation) Fragmented network: Requires scale to address and allows a variety of consumer touch points Multi-brand strategy: Dealers offer multiple brands, enabling trade up and down to drive sales High switching costs: Physical showroom investments and sales training drive retention …and why it matters

7 Multi-Branded Strategy Across Price Points and Products ~55% ~40% ~100% ~33% ~60% ~12% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MasterBrand Competitor A Competitor B Stock / In-Stock Semi-Custom Custom / Premium Price point (per cabinet) <$350 >$750 MasterBrand portfolio by type and key brands Stock /In-Stock Semi-Custom Custom/Premium Source: MasterBrand filings; MasterBrand estimates as of February 27, 2024. MasterBrand offers the most diverse product portfolio and covers the price spectrum

Integrated Manufacturing Network & Strong Track Record of Continuous Improvement 8  Footprint optimization  Process improvement tools to simplify product portfolio MANTRA brand sales grew 85% CAGR from 2019 to 2023  Continuous improvement culture Facility improvements significantly reduced labor required to produce the same volume of cabinets  Efficient capital spending profile Streamlined number of door styles and finishes offered, while retaining customization O L D M O D E L : 10+ product platform / plant silos N E W M O D E L : 4 construction-specific product platforms + + + Networked manufacturing footprint Capability duplication aligned to demand Aligned product continuum Assets Capabilities Product Specs MasterBrand’s strategic transformation initiatives have created >$90 million of cumulative annual savings to date

Plant C Plant D Plant E Plant F StockMTO 5 Networks PLANT NETWORKS 23 Independent Plants to MANUFACTURING FLEXIBILITY 1 Quarter facility transition from MTO to stock 1 Facility moved FACILITY RATIONALIZATION 2 Facilities closed Plant A Closed Apr-21 Plant B Closed Oct-22 Targeted manufacturing moved abroad Mar-22 A ch ieved In -p rocessCOMMON CONSTRUCTION 10+ Platforms to 4 Platforms ~56% Reduction in Doors ~70% Reduction in Paints and Stains ~40% Reduction in Species Align to Grow 9 Stock MTO Framed Frameless Simplified manufacturing to fulfill market needs Reduced complexity enables improved services and quality Vanities

Lead Through Lean 10 2021 2022 - 2024 2025 and beyond Best Place to Work Rewards & Recognition Talent Strategy Associate Engagement Lean Foundational Tools Three years into our journey, we’re progressing toward our vision of being a best place to work ASSOCIATE ENGAGEMENT REWARDS & RECOGNITION LEAN FOUNDATION TOOLS TALENT STRATEGY BEST PLACE TO WORK Consistent opportunities to strengthen lean skills with 266 formal kaizen events in 2023 Continued evolution of Best Place to Work, supported by three robust processes Lead Through Lean further improved engagement scores in 2023 Since inception over 400K peer-to-peer recognition awards given Talent Philosophy & Success Model provides consistent lexicon and code for all associates around talent processes

Simplify and Automate Backoffice Processes Enhance Customer Experience Digitize our Plants Leveraging Data and Analytics to Unlock Shareholder Value 11

Q4 2023 Highlights 12 • Q4 2023 net sales in-line with expectations • Net sales lower on volume declines in end markets, along with a slight softening in our net ASP, largely due to continued trade down and targeted promotions • 5th consecutive quarter of y-o-y adjusted EBITDA1 margin expansion • Performance driven by strategic initiatives, particularly around supply chain improvements, productivity, restructuring savings and discrete items. Financial Results 1Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see the Appendix for a reconciliation of Adjusted EBITDA to Net Income, the calculation of Adjusted EBITDA margin and definitions. ($ in millions, except per share amounts) Q4 2023 Q4 2022 B/(W) Net Sales $677.1 $784.4 (13.7%) Gross Profit $223.1 $215.0 3.8% Gross Profit % 32.9% 27.4% 550 bps SG&A $152.4 $161.3 (5.5%) Net Income $36.1 $15.4 134.4% Diluted EPS $0.28 $0.12 133.3% Adjusted EBITDA1 $85.8 $97.8 (12.3%) Adjusted EBITDA %1 12.7% 12.5% 20 bps

FY 2023 Highlights 13 • Net sales decline was primarily driven by softer end market demand, partially offset by early pricing actions in 2022, which drove favorable ASP y-o-y • Adjusted EBITDA margin1 expanded y-o-y due to higher ASP, supply chain and continuous improvement initiatives, and cost action savings, despite volume declines, trade downs and investments • Free cash flow was 191 percent of net income due to working capital improvements and strong operational performance Financial Results 1Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow are non-GAAP metrics. Please see the Appendix for a reconciliation of Adjusted EBITDA to Net Income, the calculation of Adjusted EBITDA margin and Free Cash Flow and definitions. ($ in millions, except per share amounts) 2023 2022 B/(W) Net Sales $2,726.2 $3,275.5 (16.8%) Gross Profit $901.4 $940.5 (4.2%) Gross Profit % 33.1% 28.7% 440 bps SG&A $569.7 $648.5 (12.2%) Net Income $182.0 $155.4 17.1% Diluted EPS $1.40 $1.20 16.7% Adjusted EBITDA1 $383.4 $411.4 (6.8%) Adjusted EBITDA %1 14.1% 12.6% 150 bps Free Cash Flow1 $348.3 $179.7 93.8%

Near-Term Expectations Full Year 2024 Outlook1 • Continued effect of trade downs and a more normalized pricing environment, including customary promotions. • Assumes big ticket repair and remodel will lag smaller ticket items, resulting in a timing difference between our net sales and a broad R&R market recovery. • Ability to flex manufacturing, coupled with strategic initiatives and continuous improvement efforts will allow us to offset the impact of softer sales and further invest in the business. • Free cash flow in excess of adjusted net income for 2024 • Taking opportunity to further invest and position ourselves for future growth when a more robust demand environment returns. Drivers Market Growth Low Single-Digit % Decline North American Cabinets Market MasterBrand Low Single Digit % Decline to Flat Net Sales $370-$400 million Adjusted EBITDA2 ~14.0%-14.5% Adjusted EBITDA2 Margin ~$1.40-$1.60 Adjusted EPS2 S T R O N G B A L A N C E S H E E T W I T H F I N A N C I A L F L E X I B I L I T Y 14 1This outlook information was presented by the Company on its Fourth Quarter 2023 Earnings Conference Call on February 26, 2024, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date. 2Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted EPS are non-GAAP metrics. Please see appendix for definitions.

Long-Term Financial Targets Long Term Outlook1 1. Business and portfolio aligned with the customer 2. Operational Excellence will fuel margin growth 3. Flexible platform allows us to navigate any market condition Clear Path to Achieving Results 1This outlook information was presented by the Company at its Investor Day 2022 presentation on December 6, 2022, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date. 2Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for definitions. Market Growth 3-5% CAGR North American Cabinets Market MasterBrand 4-6% CAGR Net Sales ~16%-18% FY Adjusted EBITDA2 Margin 15 S T R O N G F O C U S O N M A R G I N E X P A N S I O N

MasterBrand: Investor Day 2022 05 Appendix

Non-GAAP Financial Measures To supplement the financial information presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) in this presentation, certain non-GAAP financial measures as defined under SEC rules have been included. It is our intent to provide non-GAAP financial information to enhance understanding of our financial information as prepared in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with GAAP. Our methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. We use EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, and free cash flow, which are all non-GAAP financial measures. These non-GAAP measures are useful to investors as they are representative of our core operations and are used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. • EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We evaluate the performance of our business based on income before income taxes, but also look to EBITDA as a performance evaluation measure because interest expense is related to corporate functions, as opposed to operations. For that reason, we believe EBITDA is a useful metric to investors in evaluating our operating results. Adjusted EBITDA is calculated by removing the impact of non-operational results and special items from EBITDA. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net sales. • Adjusted diluted earnings per share is a measure of our diluted earnings per share excluding non-operational results and special items. • Free cash flow is defined as cash flow from operations less capital expenditures. We believe that free cash flow is a useful measure to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of our business strategy, and is used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. As required by SEC rules, see the Appendix of this presentation for detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure. We have not provided a reconciliation of our fiscal 2024 or long-term adjusted EBITDA, adjusted EBITDA margin, and adjusted earnings per share guidance because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred, including gains and losses associated with our defined benefit plans and restructuring and other charges, which are excluded from adjusted EBITDA, adjusted EBITDA margin and adjusted earnings per share. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 17

Full Year Non-GAAP Reconciliations 18 December 29, December 27, December 26, December 25, December 31, (In millions, except percentages) 2019 2020 2021 2022 2023 Reconciliation of Net Income to EBITDA to ADJUSTED Net income (GAAP) 100.7$ 145.7$ 182.6$ 155.4$ 182.0$ Related party interest income, net (0.1) (2.4) (4.6) (12.9) - Interest expense - - - 2.2 65.2 Income tax expense 34.5 50.5 55.7 58.0 56.7 Depreciation expense 44.3 48.0 44.4 47.3 49.0 Amortization expense 17.8 17.8 17.8 17.2 15.3 EBITDA (Non-GAAP Measure) 197.2$ 259.6$ 295.9$ 267.2$ 368.2$ [1] Net cost savings as standalone company 5.8 14.4 14.3 44.4 - [2] Separation costs - - - 15.4 2.4 [3] Restructuring charges 10.2 6.1 4.2 25.1 10.1 [4] Restructuring-related items 0.5 5.3 3.7 12.7 (0.2) [5] Asset impairment charges 41.5 9.5 - 46.4 - [6] Recognition of actuarial gains - - - 0.2 2.9 Adjusted EBITDA (Non-GAAP Measure) 255.2$ 294.9$ 318.1$ 411.4$ 383.4$ NET SALES 2,388.7$ 2,469.3$ 2,855.3$ 3,275.5$ 2,726.2$ Adjusted EBITDA Margin % 11% 12% 11% 13% 14% Fiscal Year Ended

Q4 2023 Non-GAAP Reconciliations 19 14 Weeks Ended 13 Weeks Ended December 31, December 25, (U.S. Dollars presented in millions, except per share amounts and percentages) 2023 2022 1. Reconciliation of Net Income to EBITDA to ADJUSTED EBITDA Net income (GAAP) $ 36.1 $ 15.4 Related party interest income, net — (5.6) Interest expense 15.3 2.2 Income tax expense 7.1 4.0 Depreciation expense 14.1 12.2 Amortization expense 3.7 4.0 EBITDA (Non-GAAP Measure) $ 76.3 $ 32.2 [1] Net cost savings as standalone company — 12.8 [2] Separation costs 0.1 11.7 [3] Restructuring charges 6.0 14.2 [4] Restructuring-related charges 0.5 6.3 [5] Asset impairment charges — 20.4 [6] Recognition of actuarial losses 2.9 0.2 Adjusted EBITDA (Non-GAAP Measure) $ 85.8 $ 97.8

Tick Legend 20 [1] Prior to the separation from Fortune Brands in 4Q 2022, our historical consolidated financial statements included expense allocations for certain corporate functions performed on our behalf by Fortune Brands, including information technology, finance, executive, human resources, supply chain, internal audit and legal services. As a standalone public company, we expect that the costs we incur on a standalone basis for such expenses previously allocated to us by Fortune Brands and new costs relating to our public company reporting and compliance obligations will be less than the expense allocations from Fortune Brands within our historical financial statements. The costs of MasterBrand we plan to incur are based on our expected organizational structure and expected cost structure as a standalone company. In order to determine the impact of the synergies and dis-synergies, MasterBrand prepared a detailed assessment of personnel costs based on the estimated resources and associated costs required as a baseline to stand up MasterBrand as a standalone company. In addition to personnel costs, estimated non-personnel third party support costs in each function were considered, which included business support functions and corporate overhead charges previously shared with Fortune Brands. Estimated non personnel third party support costs were determined by estimating third party spend in each function, and include the costs associated with outside services supporting information technology, finance, executive, human resources, supply chain, internal audit and legal services. This process was used by all functions resulting in expected net cost savings when compared to the corporate allocations from Fortune Brands included in the historical financial statements. [2] Separation costs represent one-time costs incurred directly by MasterBrand related to the separation from Fortune Brands. [3] Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and may consist of workforce reduction costs, facility closure costs, and other costs to maintain certain facilities where operations have ceased, but which we are still responsible for. The restructuring charges for the periods presented are comprised primarily of workforce reduction costs and facility closure costs. [4] Restructuring-related charges are expenses directly related to restructuring initiatives that do not represent normal, recurring expenses necessary to operate the business, but cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories from exiting product lines, accelerated depreciation expense, and gains/losses on the sale of facilities closed as a result of restructuring actions. Restructuring-related (adjustments) are recoveries of previously recorded restructuring- related charges resulting from changes in estimates of accruals recorded in prior periods. Restructuring-related charges/(adjustments) for the periods presented are related primarily to the reserves for losses on disposal of inventories. [5] The quarter and year-ended December 25, 2022, included $20.4 million and $46.4 million, respectively, of pre-tax impairment charges related to impairments of indefinite-lived tradenames. [6] We exclude the impact of actuarial gains and losses related to our U.S. defined benefit pension plan as they are not deemed indicative of future operations.

Full Year 2023 Non-GAAP Reconciliations 21 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS 53 Weeks Ended 52 Weeks Ended December 31, December 25, (U.S. Dollars presented in millions) 2023 2022 OPERATING ACTIVITIES Net income .............................................................................................................................. $ 182.0 $ 155.4 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation .................................................................................................................. 49.0 47.3 Amortization of intangibles ........................................................................................... 15.3 17.2 Restructuring charges, net of cash payments ................................................................ (9.4) 13.0 Amortization of finance fees ......................................................................................... 2.2 — Stock-based compensation ............................................................................................ 17.8 10.9 Asset impairment charges ............................................................................................. — 46.4 Recognition of actuarial losses ...................................................................................... 2.9 0.9 Deferred taxes ............................................................................................................... (5.7) 2.3 Changes in operating assets and liabilities: Accounts receivable ...................................................................................................... 88.1 13.5 Inventories ..................................................................................................................... 123.6 (70.1) Other current assets ....................................................................................................... 2.1 (5.3) Accounts payable .......................................................................................................... (69.4) 18.3 Accrued expenses and other current liabilities .............................................................. 17.2 1.8 Other items .................................................................................................................... (10.1) (16.0) NET CASH PROVIDED BY OPERATING ACTIVITIES............................................... 405.6 235.6 INVESTING ACTIVITIES Capital expenditures ...................................................................................................... (57.3) (55.9) Proceeds from the disposition of assets ......................................................................... 0.4 — NET CASH USED IN INVESTING ACTIVITIES ........................................................... (56.9) (55.9) FINANCING ACTIVITIES Issuance of long-term and short-term debt .................................................................... 255.0 985.0 Repayments of long-term and short-term debt .............................................................. (527.5) — Repurchase of common stock ....................................................................................... (22.0) — Payments of employee taxes withheld from share-based awards .................................. (4.0) (0.1) Net cash activity with Fortune Brands .......................................................................... — (249.6) Dividend to Fortune Brands .......................................................................................... — (940.0) Payment of financing fees ............................................................................................. — (10.1) Other items .................................................................................................................... (1.4) (0.5) NET CASH USED IN FINANCING ACTIVITIES ........................................................... (299.9) (215.3) Effect of foreign exchange rate changes on cash and cash equivalents .................................. (1.2) (4.7) NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ..................... $ 47.6 $ (40.3) Cash and cash equivalents at beginning of period .................................................................. $ 101.1 $ 141.4 Cash and cash equivalents at end of period ............................................................................ $ 148.7 $ 101.1 Reconciliation of Free Cash Flow Net cash provided by operating activities ............................................................................... $ 405.6 $ 235.6 Less: Capital expenditures ...................................................................................................... (57.3) (55.9) Free cash flow ......................................................................................................................... $ 348.3 $ 179.7